POWER OF ATTORNEY

      Know all by these presents, that the undersigned hereby constitutes and appoints each of
Jill Granat and Lisa Giles-Klein, signing singly, the undersigned's true and lawful attorney-in-
fact to:

1. execute for and on behalf of the undersigned, in the undersigned's capacity as an officer
and/or director of Restaurant Brands International Inc. (the "Company"), Forms
3, 4 and
5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and
the rules
thereunder;

2. do and perform any and all acts for and on behalf of the undersigned which may be
necessary or desirable to complete and execute any such Form 3, 4 or 5, complete
and
execute any amendment or amendments thereto, and timely file such form with the
United States Securities and Exchange Commission and any stock exchange or similar
authority; and

3. take any other action of any type whatsoever in connection with the foregoing which, in
the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
required by, the undersigned, it being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be
in such form and shall contain such terms and conditions as such attorney-in-fact may
approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to
do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done
in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes
as the undersigned might or could do if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers herein granted. The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not
assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply
with Section 16 of the Securities Exchange Act of 1934, as amended.

      This Power of Attorney shall remain in full force and effect until the undersigned is no
longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as
of this 10th day of June, 2016.

By:  /s/ Neil Golden
Name:  Neil Golden